SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Emerging Markets Fixed Income Fund (Effective on or about March 31, 2011: DWS Enhanced Emerging Markets Fixed Income Fund)

Effective on or about March 31, 2011, DWS Emerging Markets Fixed Income Fund will change its name to DWS Enhanced Emerging Markets Fixed Income Fund.

Effective on or about March 31, 2011, the following sections of the prospectus are supplemented as follows:

The following information supplements the existing disclosure contained in the “Management Process” sub–section of the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus:

Currency strategies. In addition to the fund’s main investment strategy, portfolio management seeks to enhance returns by employing proprietary quantitative, rules–based methodology currency strategies across developed and emerging market currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies will be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a ”relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi–year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a ”fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies. The notional amount of the fund’s aggregate currency exposure resulting from these currency strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund’s net assets).

The following information supplements the existing disclosure contained in the “MAIN RISKS” section of the fund’s summary prospectus:

Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non–US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the fund’s summary prospectus:

Kenneth R. Bowling, CFA, Managing Director. Portfolio
Manager of the fund. Joined the fund in 2008.

Jamie Guenther, CFA, Managing Director. Portfolio Manager
of the fund. Joined the fund in 2008.

John Brennan, Director. Portfolio Manager of the fund.
Joined the fund in 2008.

Bruce Harley, CFA, CEBS, Director. Portfolio Manager
of the fund. Joined the fund in 2008.

J. Richard Robben, CFA, Director. Portfolio Manager of
the fund. Joined the fund in 2008.

David Vignolo, CFA,Vice President. Portfolio Manager of
the fund. Joined the fund in 2008.

January 21, 2011
PROSTKR–24

J. Kevin Horsley, CFA, CPA, Director. Portfolio Manager of
the fund. Joined the fund in 2008.

Stephen Willer, CFA,Vice President. Portfolio Manager of
the fund. Joined the fund in 2008.

William Chepolis, CFA, Managing Director. Portfolio
Manager of the fund. Joined the fund in 2011.

John D. Ryan, Director. Portfolio Manager of the fund.
Joined the fund in 2011.

Darwei Kung, Vice President. Portfolio Manager of the
fund. Joined the fund in 2011.

Please Retain This Supplement for Future Reference

January 21, 2011
PROSTKR–24